EXHIBIT 99.1

EASE

MultiPlan Announces Expiration and Results of
Exchange Offers and Consent Solicitations for
Outstanding Notes and Term Loans with Over 99% Participation of Existing Noteholders and Lenders

NEW YORK, NY — January 27, 2025 — MultiPlan Corporation (NYSE: MPLN) (“MultiPlan” or the “Company”), a leading provider of technology and data solutions focused on cost management, improving quality and transparency in healthcare, today announced the expiration and results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) (i) 5.50% Senior Secured Notes due 2028 issued by MPH Acquisition Holdings LLC (“MPH”) (the “Existing Secured Notes”) for a portion of (a) new “first-out” first lien term loans to be issued by MPH (the “New First-Out First Lien Term Loans”), (b) new “second-out” 6.50% cash & 5.00% PIK first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien A Notes”) and (c) new “second-out” 5.75% first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien B Notes” and, together with the New Second-Out First Lien A Notes, the “New Second-Out First Lien Notes”) (collectively, the “Existing Secured Notes Exchange Offer”); (ii) 5.750% Senior Notes due 2028 issued by MPH (the “Existing Unsecured Notes”) for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MPH (the “New Third-Out First Lien A Notes”) (collectively, the “Existing Unsecured Notes Exchange Offer”); (iii) 6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027 issued by MultiPlan (the “Existing Convertible Notes,” and, collectively with the Existing Secured Notes and the Existing Unsecured Notes, the “Old Notes”) for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MultiPlan (the “New Third-Out First Lien B Notes” and, together with the New Third-Out First Lien A Notes, the “New Third-Out First Lien Notes” and, such New Third-Out First Lien Notes and New Second-Out First Lien Notes, collectively, the “New Notes”) (collectively, the “Existing Convertible Notes Exchange Offer”); and (iv) MPH’s existing Term Loans (as defined in the Existing First Lien Credit Agreement (as defined below), the “Existing Term Loans,” and together with the Old Notes, the “Existing Indebtedness”) for a portion of (a) New First-Out First Lien Term Loans and (b) new “second-out” first lien term loans, with such new term loans maturing in 2030 (the “New Second-Out First Lien Term Loans”) (collectively, the “Existing Term Loans Exchange Offer”), in each case (as applicable), upon the terms and subject to the conditions described in a confidential exchange offer memorandum and consent solicitation statement distributed on December 24, 2024 (as it may be supplemented and amended from time to time, the “Offering Memorandum”) or upon the terms and subject to the conditions described in a notice and instruction form distributed on December 24, 2024 (as it may be supplemented and amended from time to time, the “Notice and Instruction Form”). References to “New Debt” in this press release refer to the New First-Out First Lien Term Loans, the New Second-Out First Lien Term Loans and the New Notes. The New Third-Out First Lien A Notes and the New Third-Out First Lien B Notes will be secured equally and ratably on the same collateral, will be pari passu and will otherwise have identical payment priority, collateral priority and economic terms, notwithstanding that they will be issued by separate issuers.

As of 5:00 p.m., New York City time, on January 24, 2025 (the “Expiration Time”), MultiPlan and MPH, as applicable, received from Eligible Holders (as defined in the Offering Memorandum) valid and unrevoked tenders and related consents, as reported by Epiq Corporate Restructuring, LLC (the “Exchange Agent”), representing 99.64% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $1,043,941,000 with respect to the Existing Secured Notes, representing 99.42% of the aggregate principal amount thereof outstanding, (ii) $974,517,000 with respect to the Existing Unsecured Notes, representing 99.46% of the aggregate principal amount thereof outstanding, and (iii) $1,253,470,000 with respect to the Existing Convertible Notes, representing 99.97% of the aggregate principal amount thereof outstanding, as further specified in the table below. As of Expiration Time, MPH received valid and unrevoked tenders and related consents from eligible holders of approximately $1,273,989,487.50 Existing Term Loans, representing approximately 99.38% of the aggregate principal amount thereof outstanding, as reported by the Exchange Agent, as further specified in the table below.

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The following table describes certain terms of the Exchange Offers and summarizes the consideration for each $1,000 principal amount of Old Notes and Existing Term Loans tendered in the Exchange Offers:

Title of Old Notes / Loans	Issuer	CUSIP No./ISIN	Aggregate Outstanding Principal Amount	Principal Amount Tendered by Expiration Time	Exchange Consideration (which includes consideration for accompanying Consents delivered pursuant to the Consent Solicitations)
5.50% Senior Secured Notes due 2028	MPH	553283 AD4 / US553283AD43 (Rule 144A) U6203K AE4 / USU6203KAE48 (Regulation S)	$1,050,000,000	$1,043,941,000	$1,000 of New Debt consisting of New First-Out First Lien Term Loans, New Second-Out First Lien A Notes and New Second-Out First Lien B Notes, in each case, issued by MPH(1)
5.750% Senior Notes due 2028	MPH	553283 AC6 / US553283AC69 (Rule 144A) U6203K AD6 / USU6203KAD64 (Regulation S)	$979,827,000	$974,517,000	$1,000 of New Debt consisting of New Second-Out First Lien A Notes, New Second-Out First Lien B Notes and New Third-Out First Lien A Notes, in each case, issued by MPH(2)
6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027	MultiPlan	17144CAB0 / US17144CAB00 (Rule 144A)	$1,253,890,000	$1,253,470,000	$1,000 of New Debt consisting of New Second-Out First Lien A Notes issued by MPH, New Second-Out First Lien B Notes issued by MPH and New Third-Out First Lien B Notes issued by MultiPlan(3)
Existing Term Loans	MPH	N/A	$1,281,937,500	Approximately $1,273,989,487.50	$1,000 of New Debt consisting of New First-Out First Lien Term Loans issued by MPH and New Second-Out First Lien Term Loans issued by MPH (4)
(1)The maximum aggregate principal amount of New First-Out First Lien Term Loans and New Second-Out First Lien A Notes that may be issued in exchange for the $1,050,000,000 aggregate principal amount of Existing Secured Notes in the Exchange Offer is equal to $187,005,000 and $294,000,000, respectively (each such maximum principal amount, such series’ “Secured Notes Maximum Exchange Amount”).

(2)The maximum aggregate principal amount of New Second-Out First Lien A Notes and New Second-Out First Lien B Notes that may be issued in exchange for the $979,827,000 aggregate principal amount of Existing Unsecured Notes in the Exchange Offer is equal to $134,275,492 and $87,733,710, respectively (each such maximum principal amount, such series’ “Unsecured Notes Maximum Exchange Amount”).

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(3)The maximum aggregate principal amount of New Second-Out First Lien A Notes and New Second-Out First Lien B Notes that may be issued in exchange for the $1,253,890,000 aggregate principal amount of Existing Convertible Notes in the Exchange Offer is equal to $171,833,086 and $112,273,311, respectively (each such maximum principal amount, such series’ “Convertible Notes Maximum Exchange Amount”).

(4)The maximum aggregate principal amount of New First-Out First Lien Term Loans and New Second-Out First Lien Term Loans that may be issued in exchange for the $1,281,937,500 aggregate principal amount of Existing Term Loans in the Existing Term Loans Exchange Offer is equal to $138,000,572 and $1,143,936,928, respectively (each such maximum principal amount, such class’s “New First Lien Term Loan Maximum Exchange Amount”, and together with the Secured Notes Maximum Exchange Amount, the Unsecured Notes Maximum Exchange Amount and the Convertible Notes Maximum Exchange Amount, the “Maximum Exchange Amount”).

The Secured Noteholders, the Unsecured Noteholders and the Convertible Noteholders are collectively referred to in this press release as each, an “Existing Noteholder” and collectively, the “Existing Noteholders.”

In addition to the consideration described in the table above, MPH and/or MultiPlan, as applicable, will pay in cash accrued and unpaid interest on the Old Notes and the Existing Term Loans accepted in the Exchange Offers from the applicable latest interest payment date to, but not including, the Settlement Date. The settlement of the Exchange Offers is expected to occur on January 30, 2025, unless extended or terminated and subject to the terms and conditions set forth in the Offering Memorandum (the “Settlement Date”).

In addition, as of the Expiration Time, MultiPlan and MPH, as applicable, received the requisite number of consents in the concurrent consent solicitations (with respect to the Existing Term Loans, the Existing Revolving Credit Commitments (as defined below) and each series of Old Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”), with respect to the Old Notes, on the terms and subject to the conditions set forth in the Offering Memorandum, (with respect to each series of Old Notes, a “Note Consent” and, collectively, the “Note Consents”) from Eligible Holders (as defined below) of such series of Old Notes to adopt certain proposed amendments (the “Old Notes Proposed Amendments”) to the indentures governing the Old Notes (collectively, the “Old Notes Indentures”) and, with respect to the Existing Term Loans and the Existing Revolving Credit Commitments, on the terms and subject to the conditions set forth in the Notice and Instruction Form (a “Loan Consent” and, collectively, the “Loan Consents,” and together with the Note Consents, the “Consents”) from Eligible Holders of such Existing Term Loans and/or Existing Revolving Credit Commitments to adopt certain proposed amendments to the Existing First Lien Credit Agreement (the “Existing First Lien Credit Agreement Proposed Amendments,” and together with the Old Notes Proposed Amendments, the “Proposed Amendments”). The Old Notes Proposed Amendments would eliminate substantially all of the restrictive covenants as well as certain events of default and related provisions and definitions in the Old Notes Indentures as further set forth in the Offering Memorandum. The Old Notes Proposed Amendments with respect to the Existing Convertible Notes would also amend the definition of “Fundamental Change” as set forth in the Offering Memorandum. The Old Notes Proposed Amendments with respect to the Existing Secured Notes would also release all of the collateral securing the Existing Secured Notes. The Existing First Lien Credit Agreement Proposed Amendments would eliminate substantially all covenants, certain default provisions, and substantially all representations and warranties in the Existing First Lien Credit Agreement, as well as release certain of the collateral and guarantors thereunder, which would have the effect of releasing (i) the same guarantors under the indentures governing the Existing Secured Notes and the Existing Unsecured Notes and (ii) the same collateral securing the Existing Secured Notes. MultiPlan and MPH, as applicable, will enter into supplemental indentures with the applicable trustees and the guarantors party thereto to reflect the Old Notes Proposed Amendments, but the Old Notes Proposed Amendments will become operative only upon the consummation of the Exchange Offers on the Settlement Date. As used herein, the “Existing Revolving Credit Commitments” refers to the existing Revolving Credit Commitments under and as defined in that certain Credit Agreement, dated as of August 24, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing First Lien Credit Agreement”), by and among MPH, as borrower, MPH Acquisition Corp 1, the co-obligors from time to time party thereto, the lenders from time to time party thereto, and Goldman Sachs Lending Partners LLC, as administrative agent, collateral agent, swingline lender and a letter of credit issuer.

Following the consummation of the Exchange Offers on the Settlement Date, MultiPlan and MPH, as applicable, expect the aggregate principal amount of Existing Secured Notes outstanding to be $6,059,000, the aggregate principal amount of Existing Unsecured Notes outstanding to be $5,310,000, the aggregate principal amount of Existing Convertible Notes outstanding to be $420,000 and the aggregate principal amount of Existing Term Loans outstanding to be approximately $7,948,012.50.

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The consummation of each of the Exchange Offers and the Consent Solicitations is subject to, and conditioned upon, the satisfaction or waiver by MultiPlan or MPH, as applicable, of certain conditions as set forth in the Offering Memorandum and the Notice and Instruction Form, as applicable. Subject to applicable law, MultiPlan or MPH, as applicable, may amend, terminate or withdraw one of the Exchange Offers and related Consent Solicitation without amending, terminating or withdrawing the other, at any time if any of the conditions set forth under “Conditions to the Exchange Offers and the Consent Solicitations” in the Offering Memorandum or the conditions set forth in the Notice and Instruction Form with respect to the applicable Exchange Offer is not satisfied as determined by MultiPlan or MPH, as applicable, in their reasonable discretion.

The Exchange Offers and Consent Solicitations are being made, and the New Debt is only being offered, to holders of Old Notes who are either (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not “U.S. persons,” as defined in Regulation S who agree to purchase the New Notes outside of the United States and who are otherwise in compliance with the requirements of Regulation S under the Securities Act. A person in, or subject to the securities laws of any province or territory of Canada, must be both an “accredited investor” and a “permitted client”, as such terms are defined under Canadian securities laws in order to be eligible to participate in the Exchange Offers.

For additional details on the Exchange Offers and the Consent Solicitations and the consideration to be received in connection therewith, please refer to the Company’s press release issued on December 24, 2024.

The Exchange Offers are not being made to Eligible Holders of the Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Exchange Offers are required to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of MultiPlan and MPH by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. The New Notes have not been and will not be registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Old Notes or the New Notes in the United States and shall not constitute an offer, solicitation or sale of the New Notes in any jurisdiction where such offering or sale would be unlawful. There shall not be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
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About MultiPlan

MultiPlan is committed to bending the cost curve in healthcare by delivering transparency, fairness, and affordability to the US healthcare system. Our focus is on identifying medical savings, helping to lower out-of-pocket costs, and reducing or eliminating balance billing for healthcare consumers. Leveraging sophisticated technology, data analytics, and a team rich with industry experience, MultiPlan interprets clients’ needs and customizes innovative solutions that combine its payment and revenue integrity, network-based, data and decision science, and analytics-based services. MultiPlan delivers value to more than 700 healthcare payors, over 100,000 employers, 60 million consumers, and 1.4 million contracted providers. For more information, visit multiplan.com.

Forward Looking Statements

This press release includes statements that express our management’s opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release. Such forward-looking statements are based on available current market information and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: our ability to consummate the Exchange Offers and the Consent Solicitations; our ability to execute and realize the expected benefits of the Exchange Offers and Consent Solicitations; the impact of the Exchange Offers and Consent Solicitations on the market price of our securities; litigation, including the outcome of any legal proceedings that may be instituted against us or others relating to the Exchange Offers and Consent Solicitations; diversion of our management’s attention away from our business on account of the Exchange Offers and Consent Solicitations; our ability to raise additional capital in the future; the risk that an insufficient number of Eligible Holders participate in the Exchange Offers; if the Exchange Offers and Consent Solicitations are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the adverse impact of failing to consummate the Exchange Offers and Consent Solicitations or otherwise deleveraging on our financial condition, business prospects and the market price of our securities; loss of our clients, particularly our largest clients; interruptions or security breaches of our information technology systems and other cybersecurity attacks; the impact of reduced claims volumes resulting from a nationwide outage by a vendor used by our clients; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our services; the loss of key members of management team or inability to maintain sufficient qualified personnel; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient financial responsibility for services; effects of competition; effects of pricing pressure; our ability to identify, complete and successfully integrate acquisitions; the inability of our clients to pay for our services; changes in our industry and industry standards and technology; our ability to protect proprietary information, processes and applications; our ability to maintain the licenses or right of use for the software we use; our inability to expand our network infrastructure; our ability to obtain additional financing; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; adverse outcomes related to litigation or governmental proceedings; inability to preserve or increase our market share or the size of our PPO networks; decreases in discounts from providers; pressure to limit access to preferred provider networks; the loss of our existing relationships with providers; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; the possibility that we may be adversely affected by other political economic, business and/or competitive factors; changes in accounting principles or the incurrence of impairment charges our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our filings with the SEC; and other factors beyond our control. Additionally, there can be no assurances that the Exchange Offers and the Consent Solicitations will be successfully consummated as they remain subject to the satisfaction of certain conditions precedent. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.